UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      September 26, 2003
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                                LivePerson, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     0-30141                  13-3861628
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  (State or other jurisdiction         (Commission              (IRS Employer
        of incorporation)              File Number)          Identification No.)

   462 Seventh Avenue, 21st Floor, New York, New York             10018
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        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code       (212) 609-4200
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          (Former name or former address, if changed since last report)

ITEM 5.  Other Events and Required FD Disclosure.

LivePerson, Inc. director Richard L. Fields, together with Allen & Company Incorporated, advised LivePerson that they had jointly entered into a written plan for selling shares of LivePerson's stock designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and in accordance with LivePerson's Insider Trading Policy. Mr. Fields is a Managing Director of Allen & Company LLC, an affiliate of Allen & Company Incorporated. The plan applies to shares owned by Mr. Fields and by Allen & Company Incorporated for itself and as nominee for certain other shareholders. Among other things, the LivePerson Insider Trading Policy allows a director to implement a written trading plan provided such person is not in possession of material non-public information about LivePerson at the time the plan is entered into, consistent with Rule 10b5-1. Mr. Fields and Allen & Company advised LivePerson that their written trading plan was established during an "open window" under the LivePerson Insider Trading Policy and that their plan was implemented, in part, to avoid any inference that future sales would be made on the basis of material non-public information. According to Mr. Fields and Allen & Company, their plan provides for selling up to an aggregate of 750,000 shares at a price of $3.50 per share or greater and in blocks of at least 50,000 shares. They have advised that the plan expires at the end of the current "blackout" period applicable to LivePerson directors under the LivePerson Insider Trading Policy.

Except as may be required by law, LivePerson does not undertake to report written trading plans established by other LivePerson officers or directors, nor to report modifications, terminations, transactions or other activities under the Fields/Allen & Company plan or the plan of any other officer or director.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     LIVEPERSON, INC.
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                                                      (Registrant)

       September 26, 2003                 /s/ TIMOTHY E. BIXBY
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              Date                                  Timothy E. Bixby
                                          President, Chief Financial Officer and
                                                       Secretary